Pensions and other post-employment benefits	12 Months Ended
Dec. 31, 2022
Disclosure of net defined benefit liability (asset) [abstract]
Pensions and other post-employment benefits
Additional notes to the Consolidated financial statements
36 Pensions and other post-employment benefits
Most group companies sponsor defined contribution pension plans. The assets of all ING Group’s defined contribution plans are held in independently administered funds. Contributions, including the defined contribution plan in the Netherlands, are principally determined as a percentage of remuneration. These plans do not give rise to provisions in the statement of financial position, other than relating to short-term timing differences included in other assets and in other liabilities.
ING Group maintains defined benefit retirement plans in some countries. These plans provide benefits that are related to the remuneration and service of employees upon retirement. The benefits in some of these plans are subject to various forms of indexation. The indexation is, in some cases, at the discretion of management; in other cases it is dependent upon the sufficiency of plan assets.
Annual contributions are paid to the funds at a rate necessary to adequately finance the accrued liabilities of the plans calculated in accordance with local legal requirements. Plans in all countries are designed to comply with applicable local regulations governing investments and funding levels.
ING Group provides other post-employment benefits to certain former employees. These are primarily discounts on ING products.
Defined contribution plans
ING, as part of the labour agreements with its employee’s , sponsors a number of defined contribution plans. ING’s obligation is limited to contributions which are agreed in advance and also includes employee contributions. The most significant plans are in The Netherlands and Belgium. The Employer contribution are recognized as an expense which amounted for 2022 EUR 364 million (2021: EUR 369 million).
Defined benefit retirement plans
Statement of financial position - Net defined benefit asset/liability

Plan assets and defined benefit obligation per country
	Plan assets		Defined benefit obligation		Funded Status
in EUR million	2022	2021	2022	2021	2022	2021
The Netherlands	310	427	400	578	-90	-151
United States	248	332	230	312	18	20
United Kingdom	1,277	1,968	750	1,236	527	732
Belgium	507	606	475	617	32	-11
Other countries	295	338	305	372	-10	-34
Funded status (Net defined benefit asset/liability)	2,637	3,671	2,159	3,115	478	556

Presented as:
- Other assets					617	783
- Other liabilities					-139	-227
					478	556
The most recent (actuarial) valuations of the plan assets and the present value of the defined benefit obligation were carried out as at 31 December 2022. The present value of the defined benefit obligation, and the related current service cost and past service cost, were determined using the projected unit credit method.
The current worldwide uncertainty due to the Russian invasion in the Ukraine and the resulting increasing interest rates and inflation has a strong negative impact on most investment markets in 2022, the effect on the fair value of ING Group’s plan assets and defined benefit obligation is significant however the funding status declined only by EUR -78 million mainly following the Liability Driven Investment (LDI) strategy in the United Kingdom.
Changes in the fair value of plan assets for the period were as follows::

Changes in fair value of plan assets
in EUR million	2022	2021
Opening balance	3,671	3,583
Interest income	54	37
Remeasurements: Return on plan assets excluding amounts included in interest income	-947	2
Employer's contribution	34	26
Participants contributions	3	2
Benefits paid	-126	-136
Exchange rate differences	-53	158
Closing balance	2,637	3,671

Actual return on the plan assets	-894	39
As at 31 December 2022 the defined benefit plans did not hold any direct investments in ING Groep N.V.(2021: nil). During 2022 and 2021 there were no purchases or sales of assets between ING and the pension funds.
ING does not manage the pension funds and thus receives no compensation for fund management. The pension funds have not engaged ING in any swap or derivative transactions to manage the risk of the pension funds.
No plan assets are expected to be returned to ING Group during 2023.

Changes in the present value of the defined benefit obligation and other post-employment benefits for the period were as follows:

Changes in defined benefit obligation and other post-employment benefits
	Defined benefit obligation		Other post-employment benefits
in EUR million	2022	2021	2022	2021
Opening balance	3,115	3,208	72	83
Current service cost	33	33	1	1
Interest cost	46	31	1	2
Remeasurements: Actuarial gains and losses arising from changes in demographic assumptions		-5
Remeasurements: Actuarial gains and losses arising from changes in financial assumptions	-882	-122	-45	-16
Participants’ contributions	3	1		1
Benefits paid	-129	-141	-1	-1
Past service cost			-1
Effect of curtailment or settlement				-2
Exchange rate differences	-26	109	5	4
Closing balance	2,159	3,115	29	72
Amounts recognised directly in Other comprehensive income were as follows:

Changes in the net defined benefit assets/liability remeasurement reserve
in EUR million	2022	2021
Opening balance	-212	-307

Remeasurement of plan assets	-947	2
Actuarial gains and losses arising from changes in demographic assumptions	0	5
Actuarial gains and losses arising from changes in financial assumptions	882	122
Taxation and Exchange rate differences	46	-34
Total Other comprehensive income movement for the year	-19	95

Closing balance	-232	-212
In 2022 EUR -947 million (2021: EUR 2 million) remeasurement of plan assets, that is recognised as a loss in other comprehensive income, is driven by higher yields on investments. Also the war in Ukraine and high inflation had impact on the investment return. Material changes in interest rates and equity returns impacted plan assets negatively during 2022 substantially.
The EUR 882 million (2021: EUR 122 million) actuarial gains arising from changes in financial assumptions in the calculation of the defined benefit obligation are mainly due to an increase in discount rates.
The accumulated amount of remeasurements recognised directly in Other comprehensive income is EUR -289 million(EUR -232 million after tax) as at 31 December 2022 (2021: EUR -296 million; EUR -212 million after tax).
Amounts recognised in the statement of profit or loss related to pension and other staff related benefits are as follows:

Pension and other staff-related benefit costs
	Net defined benefit asset/liability			Other post-employment benefits			Total
in EUR million	2022	2021	2020	2022	2021	2020	2022	2021	2020
Current service cost	33	33	31	1	1	-2	34	34	29
Past service cost			2	-1					2
Net Interest cost	-8	-6	-6	1	2	2	-6	-4	-4
Effect of curtailment or settlement					-2			-2
Defined benefit plans	26	27	27	2	1		27	28	28

Defined contribution plans							364	369	356
Pension and other post employment benefits							392	397	383
Other staff related benefits							-2	11	12
Pension and other staff-related benefits							390	408	395
Determination of the net defined benefit asset/liability
The net defined benefit asset/liability is reviewed and adjusted annually. The assumptions used in the determination of the net defined benefit asset/liability and the Other post-employment benefits include discount rates, mortality rates, expected rates of salary increases (excluding promotion increases), and indexation. The rates used for salary developments, interest discount factors, and other adjustments reflect country-specific conditions.
The key assumption in the determination of the net defined benefit asset/liability is the discount rate. The discount rate is the weighted average of the discount rates that are applied in different regions where ING Group has defined benefit pension plans (weighted by the defined benefit obligation). The discount rate is based on a methodology that uses market yields on high quality corporate bonds of the specific regions with durations matching the pension liabilities as key input. Market yields of high quality corporate bonds reflect the yield on corporate bonds with an AA rating for durations where such yields are available. An extrapolation is applied in order to determine the yield to the longer durations for which no AA-rated corporate bonds are available. As a result of the limited availability of long-duration AA-rated corporate bonds, extrapolation is an important element of the determination of the discount rate. The weighted average discount rate applied for net defined benefit asset/liability for 2022 was 4.3% (2021: 1.5%) based on the pension plan in the Netherlands, Germany, Belgium, The United States of America, and the United Kingdom. The average discount rate applied for Other post-employment benefits in 2022 was 5.5% (2021: 2.9%).
Sensitivity analysis of key assumptions
ING performs sensitivity analyses on the most significant assumptions: discount rates, mortality, expected rate of salary increase, and indexation. The sensitivity analysis has been carried out under the assumption that the changes occurred at the end of the reporting period.
The sensitivity analysis calculates the financial impact on the defined benefit obligation of an increase or decrease of the weighted averages of each significant actuarial assumption, all other assumptions held constant. In practice, this is unlikely to occur, and some changes of the assumptions may be correlated. Changes to mortality, expected rate of salary increase, and indexation would have no material impact on the defined benefit obligation. The most significant impact would be from a change in the discount rate. An increase or decrease in the discount rate of 1.0% creates an impact on the defined benefit obligation of EUR 247 million (decrease) and EUR 287 million (increase), respectively.
Expected cash flows
Annual contributions are paid to the funds at a rate necessary to adequately finance the accrued liabilities of the plans calculated in accordance with local supervisory requirements. Plans in all countries are designed to comply with applicable local regulations governing investments and funding levels. ING Group’s subsidiaries should fund the cost of the entitlements expected to be earned on a yearly basis.
For 2023 the expected contributions to defined benefit pension plans are EUR 33 million.
The benefit payments for defined benefit and other post-employment benefits expected to be made by the plan between 2023-2027 are estimated to be between EUR 128 million and EUR 150 million per year. From 2028 to 2032 the total payments made by the plan are expected to be EUR 739 million.